Subsequent Events	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent Event
Subsequent Events
On January 7, 2019, we announced the acquisition of N-of-One, Inc, a privately-held U.S. molecular decision support company and pioneer in clinical interpretation services for complex genomic data. The cash consideration totaled approximately $26.0 million. The acquisition included contingent consideration which is recorded as part of the purchase price based on the acquisition date fair value. The addition of N-of-One will enable QIAGEN to significantly expand its decision-support solutions while offering a broader range of software, content and service-based solutions. It will also enable QIAGEN to provide customers with greater access to valuable genomic data assets and service offerings. N-of-One is not expected to provide a significant contribution to our results in 2019.
January 31, 2019, we acquired the digital PCR assets of Formulatrix, Inc., a developer of laboratory automation solutions. Combining the Formulatrix assets with QIAGEN technologies and automation, we expect to bring to market a fully integrated digital PCR solution with a targeted launch in 2020. We agreed to pay Formulatrix $125.0 million in cash upon closing and future milestone payments of $135.9 million in 2020.